Exhibit 99.1

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                       AICCO PREMIUM FINANCE MASTER TRUST
               (Formerly AIG Credit Premium Finance Master Trust)
                                  Series 2005-1
                         MONTHLY NOTEHOLDERS' STATEMENT
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      Set forth below is information with respect to the Payment Date of
December 15, 2005 and with respect to the performance of the Trust during the related Monthly Period.

      Capitalized terms used in this Monthly Noteholders' Statement have their respective meanings set forth in the Base Indenture, as supplemented by the Series 2005-1 Supplement.

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
A.    INFORMATION REGARDING THE CURRENT MONTHLY PAYMENT (STATED ON THE BASIS OF
      $1,000 ORIGINAL NOTE PRINCIPAL AMOUNT).
      -------------------------------------------------------------------------

      1.    The total amount of the payment to Holders of Class A, Class B,
            Class C and Class D Notes.                                                                   $4.81

      2.    The amount of the payment set forth in A1 above in respect of Class
            A Monthly Principal.                                                                         $0.00

      3.    The amount of the payment set forth in A1 above in respect of Class
            B Monthly Principal.                                                                         $0.00

      4.    The amount of the payment set forth in A1 above in respect of Class
            C Monthly Principal.                                                                         $0.00

      5.    The amount of the payment set forth in A1 above in respect of Class
            D Monthly Principal.                                                                         $0.00

      6.    The amount of the payment set forth in A1 above in respect of Class
            A Monthly Interest                                                                           $4.87

      7.    The amount of the payment set forth in A1 above in respect of Class
            A Additional Interest.                                                                       $0.00

      8.    The amount of the payment set forth in A1 above in respect of Class
            A Deficiency Amount.                                                                         $0.00

      9.    The amount of the payment set forth in A1 above in respect of Class
            B Monthly Interest                                                                           $5.06

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      10.   The amount of the payment set forth in A1 above in respect of Class
            B Additional Interest.                                                                       $0.00

      11.   The amount of the payment set forth in A1 above in respect of Class
            B Deficiency Amount.                                                                         $0.00

      12.   The amount of the payment set forth in A1 above in respect of Class
            B Prior Period Interest.                                                                     $0.00

      13.   The amount of the payment set forth in A1 above in respect of Class
            C Monthly Interest.                                                                          $5.41

      14.   The amount of the payment set forth in A1 above in respect of Class
            C Additional Interest.                                                                       $0.00

      15.   The amount of the payment set forth in A1 above in respect of Class
            C Deficiency Amount.                                                                         $0.00

      16.   The amount of the payment set forth in A1 above in respect of Class
            C Prior Period Interest.                                                                     $0.00

      17.   The amount of the payment set forth in A1 above in respect of Class
            D Monthly Interest.                                                                          $0.00

      18.   The amount of the payment set forth in A1 above in respect of Class
            D Additional Interest.                                                                       $0.00

      19.   The amount of the payment set forth in A1 above in respect of Class
            D Deficiency Amount.                                                                         $0.00

      20.   The amount of the payment set forth in A1 above in respect of Class
            D Prior Period Interest.                                                                     $0.00

B.    INFORMATION REGARDING THE PERFORMANCE OF THE TRUST.

      1.    Collections of Principal Receivables.

            The aggregate amount of Collections of Principal Receivables received during the related Monthly Period which were allocated in
            respect of the Class A, Class B, Class C, and Class D notes.                       $106,095,703.28

      2.    Noteholders Investor Interests and Principal Receivables in the
            Trust.

            (a)   The aggregate amount of Principal Receivables in the Trust as
                  of the end of the related Monthly Period.                                   2,883,978,604.01



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            (b)   The Investor Interest as of the end of the related Interest
                  Period.                                                                      $537,640,000.00

            (c)   The Class A Investor Interest as of the end of the related
                  Interest Period.                                                             $500,000,000.00

            (d)   The Class B Investor Interest as of the end of the related
                  Interest Period.                                                              $20,160,000.00

            (e)   The Class C Investor Interest as of the end of the related
                  Interest Period.                                                               $9,410,000.00

            (f)   The Class D Investor Interest as of the end of the related
                  Interest Period.                                                               $8,070,000.00

            (g)   The average daily Investor Interest with respect to the
                  related Interest Period.                                                     $537,640,000.00

            (h)   The average daily Class A Investor Interest with respect to
                  the related Interest Period.                                                 $500,000,000.00

            (i)   The average daily Class B Investor Interest with respect to
                  the related Interest Period.                                                  $20,160,000.00

            (j)   The average daily Class C Investor Interest with respect to
                  the related Interest Period.                                                   $9,410,000.00

            (k)   The average daily Class D Investor Interest with respect to
                  the related Interest Period.                                                   $8,070,000.00

            (l)   The Floating Investor Percentage with respect to the related
                  Transfer Date.                                                                        18.54%

            (m)   The Class A Floating Allocation with respect to the related
                  Transfer Date.                                                                        93.00%

            (n)   The Class B Floating Allocation with respect to the related
                  Transfer Date.                                                                         3.75%

            (o)   The Class C Floating Allocation with respect to the related
                  Transfer Date.                                                                         1.75%

            (p)   The Class D Floating Allocation with respect to the related
                  Transfer Date.                                                                         1.50%


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            (q)   The Fixed Investor Percentage with respect to the related
                  Monthly Period.                                                                           -

            (r)   The Class A Fixed Allocation with respect to the related
                  Monthly Period.                                                                           -

            (s)   The Class B Fixed Allocation with respect to the related
                  Monthly Period.                                                                           -

            (t)   The Class C Fixed Allocation with respect to the related
                  Monthly Period.                                                                           -

            (u)   The Class D Fixed Allocation with respect to the related
                  Monthly Period.                                                                           -

            (v)   The outstanding principal balance of the Class A Notes as of
                  the end of the day on the Payment Date.                                      $500,000,000.00

            (x)   The outstanding principal balance of the Class B Notes as of
                  the end of the day on the Payment Date.                                       $20,160,000.00

            (y)   The outstanding principal balance of the Class C Notes as of
                  the end of the day on the Payment Date.                                        $9,410,000.00

            (z)   The outstanding principal balance of the Class D Notes as of
                  the end of the day on the Payment Date.                                        $8,070,000.00

            (aa)  The balance of the Transferor Certificate as of the end
                  of the related Monthly Period.                                                          0.00

      3     Increases and Decreases in Investor Interests.

            (a)   Increases in the Class A Investor Interest made during the related Interest Period (not including increases made on
                  the preceding payment date)                                                             0.00

            (b)   Increases in the Class B Investor Interest made during the related Interest Period (not including increases made on
                  the preceding payment date)                                                             0.00

            (c)   Increases in the Class C Investor Interest made during the related Interest Period (not including increases made on
                  the preceding payment date)                                                             0.00

            (d)   Increases in the Class D Investor Interest made during the related Interest Period (not including increases made on
                  the preceding payment date)                                                             0.00

            (e)   Voluntary Decreases in the Class A Investor Interest made
                  during the related Interest Period (not including
                  decreases made on the preceding payment date)                                           0.00


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            (f)   Voluntary Decreases in the Class B Investor Interest made
                  during the related Interest Period (not including
                  decreases made on the preceding payment date)                                           0.00

            (g)   Voluntary Decreases in the Class C Investor Interest made
                  during the related Interest Period (not including
                  decreases made on the preceding payment date)                                           0.00

            (h)   Voluntary Decreases in the Class D Investor Interest made
                  during the related Interest Period (not including
                  decreases made on the preceding payment date)                                           0.00

            (i)   Increases in the Class A Investor Interest to be made on the
                  related Payment Date.                                                                   0.00

            (j)   Increases in the Class B Investor Interest to be made on the
                  related Payment Date.                                                                   0.00

            (k)   Increases in the Class C Investor Interest to be made on the
                  related Payment Date.                                                                   0.00

            (l)   Increases in the Class D Investor Interest to be made on the
                  related Payment Date.                                                                   0.00

            (m)   Mandatory Decreases of the Class A Investor Interest to be
                  made on the related Payment Date.                                                       0.00

            (n)   Mandatory Decreases of the Class B Investor Interest to be
                  made on the related Payment Date.                                                       0.00

            (o)   Mandatory Decreases of the Class C Investor Interest to be
                  made on the related Payment Date.                                                       0.00

            (p)   Mandatory Decreases of the Class D Investor Interest to be
                  made on the related Payment Date.                                                       0.00

            (q)   Voluntary Decreases in the Class A Investor Interest to be
                  made on the related Payment Date.                                                       0.00

            (r)   Voluntary Decreases in the Class B Investor Interest to be
                  made on the related Payment Date.                                                       0.00

            (s)   Voluntary Decreases in the Class C Investor Interest to be
                  made on the related Payment Date.                                                       0.00

            (t)   Voluntary Decreases in the Class D Investor Interest to be
                  made on the related Payment Date.                                                       0.00


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      4.    Delinquent Receivables

                                                                              Aggregate             Percentage
                                                                            Outstanding               of Total
                                                                                Balance            Receivables
                                                                 ----------------------------------------------

                        (a)   1   -  30 days                             $25,590,713.11                  0.89%
                        (b)   31 - 60 days                                $7,927,644.34                  0.27%
                        (c)   61 - 90 days                                $6,531,199.79                  0.23%
                        (d)   91 - 120 days                               $2,665,851.58                  0.09%
                        (e)   121 - 150 days                              $1,911,196.03                  0.07%
                        (f)   151 or more days                            $7,530,356.03                  0.26%
                                                                 ----------------------------------------------
                                        Total                            $52,156,960.88                  1.81%
                                                                 ==============================================

      5.    Deferred Payment Obligations and Unfunded Receivables

            (a)   Aggregate amount of Principal Receivables representing
                  Deferred Payment Obligations.                                                $152,994,883.29

            (b)   Percentage of aggregate Principal Receivables balance
                  representing Deferred Payment Obligations.                                             5.30%

            (c)   Aggregate amount of Principal Receivables representing the
                  amount of unfunded Receivables.                                               $80,038,747.47

            (d)   Percentage of aggregate Principal Receivables balance
                  representing the amount of unfunded Receivables.                                       2.78%

      6.    Investor Default Amounts

            (a)   The Aggregate Investor Default Amount for the related Monthly
                  Period.                                                                           $78,191.21

            (b)   The Class A Investor Default Amount for the related Transfer
                  Date.                                                                             $72,717.07

            (c)   The Class B Investor Default Amount for the related Transfer
                  Date.                                                                              $2,931.95

            (d)   The Class C Investor Default Amount for the related Transfer
                  Date.                                                                              $1,368.54

            (e)   The Class D Investor Default Amount for the related Transfer
                  Date.                                                                              $1,173.65

      7.    Investor Charge-offs

            (a)   The aggregate amount of Class A Investor Charge-Offs and other
                  principal writedowns for the related Transfer Date.                                    $0.00


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            (b)   The aggregate amount of Class A Investor Charge-Offs and other principal writedowns set forth in 6(a) above per $1,000 of
                  original Class A Note principal amount.                                                $0.00

            (c)   The aggregate amount of Class B Investor Charge-Offs and other
                  principal writedowns for the related Transfer Date.                                    $0.00

            (d)   The aggregate amount of Class B Investor Charge-Offs and other principal writedowns set forth in 6(c) above per $1,000 of
                  original Class B Note principal amount.                                                $0.00

            (e)   The aggregate amount of Class C Investor Charge-Offs and other
                  principal writedowns for the related Transfer Date.                                    $0.00

            (f)   The aggregate amount of Class C Investor Charge-Offs and other principal writedowns set forth in 6(e) above per $1,000 of
                  original Class C Note principal amount.                                                $0.00

            (g)   The aggregate amount of Class D Investor Charge-Offs and other
                  principal writedowns for the related Transfer Date.                                    $0.00

            (h)   The aggregate amount of Class D Investor Charge-Offs and other principal writedowns set forth in 6(g) above per $1,000 of
                  original Class D Note principal amount.                                                $0.00

            (i)   The aggregate amount of Class A Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date
                  immediately preceding this payment Date.                                               $0.00

            (j)   The aggregate amount of Class A Investor Charge-Offs and other principal writedowns set forth in 6(i) above per $1,000 of original Class A Note principal amount reimbursed on the
                  Transfer Date immediately preceding this Payment Date.                                 $0.00

            (k)   The aggregate amount of Class B Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date
                  immediately preceding this payment Date.                                               $0.00

            (l)   The aggregate amount of Class B Investor Charge-Offs and other principal writedowns set forth in 6(k) above per $1,000 of original Class B Note principal amount reimbursed on the
                  Transfer Date immediately preceding this Payment Date.                                 $0.00


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            (m)   The aggregate amount of Class C Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date
                  immediately preceding this payment Date.                                               $0.00

            (n)   The aggregate amount of Class C Investor Charge-Offs and other principal writedowns set forth in 6(m) above per $1,000 of original Class C Note principal amount reimbursed on the
                  Transfer Date immediately preceding this Payment Date.                                 $0.00

            (o)   The aggregate amount of Class D Investor Charge-Offs and other principal writedowns reimbursed on the Transfer Date
                  immediately preceding this payment Date.                                               $0.00

            (p)   The aggregate amount of Class D Investor Charge-Offs and other principal writedowns set forth in 6(o) above per $1,000 of original Class C Note principal amount reimbursed on the
                  Transfer Date immediately preceding this Payment Date.                                 $0.00

      8.    Investor Servicing Fee

            (a)   The amount of the Class A Servicing Fee payable by the Trust
                  to the Servicer with respect to the related Transfer Date.                             $0.00

            (b)   The amount of the Class B Servicing Fee payable by the Trust
                  to the Servicer with respect to the related Transfer Date.                             $0.00

            (c)   The amount of the Class C Servicing Fee payable by the Trust
                  to the Servicer with respect to the related Transfer Date.                             $0.00

            (d)   The amount of the Class D Servicing Fee payable by the Trust
                  to the Servicer with respect to the related Transfer Date.                             $0.00

      9.    Reallocations

            (a)   The amount of Reallocated Class B Principal Collections with
                  respect to this payment Date.                                                          $0.00

            (b)   The amount of Reallocated Class C Principal Collections with
                  respect to this payment Date.                                                          $0.00

            (c)   The amount of Reallocated Class D Principal Collections with
                  respect to this payment Date.                                                          $0.00

      10.   Collection of Finance Charge Receivables

            The aggregate amount of Collections of Finance Charge Receivables
            (including Recoveries) received during the related Monthly Period which were allocated in respect of the Class A, Class B, Class C and
            Class D notes.                                                                       $3,720,061.70


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      11.   Available Funds

            (a)   The amount of Class A Available Funds on deposit in the
                  Finance Charge Account on the related Transfer Date.                           $3,459,621.40

            (b)   The amount of Class B Available Funds on deposit in the
                  Finance Charge Account on the related Transfer Date.                             $153,440.09

            (c)   The amount of Class C Available Funds on deposit in the
                  Finance Charge Account on the related Transfer Date.                              $71,620.60

            (d)   The amount of Class D Available Funds on deposit in the
                  Finance Charge Account on the related Transfer Date.                              $61,421.70

      12.   Pool Factor as of the related Monthly Period                                             1.0000000

      13.   Class C Reserve Account

            (a)   Class C Reserve Account as of the related Monthly Period.                      $1,881,740.00

            (b)   Class C Reserve Account deposited within the Monthly Period.                           $0.00

            (c)   Class C Reserve Account withdrawn paid to the Trust.                                   $0.00

            (d)   Class C Reserve Account on the related Transfer Date.                          $1,881,740.00

            (e)   Class C Reserve Events occurring since closing.                                         None

            (f)   Class C Reserve Amount                                                         $1,881,740.00

      14.   Excess Funding Account

            (a)   The principal amount on deposit in the Excess Funding Account
                  as of the end of the related Monthly Period.                                           $0.00

            (b)   The Amount of Principal Collections deposited into the Excess
                  Funding Account on the related Transfer Date.                                          $0.00

C.    Floating Rate Determination

      1.    LIBOR for the Interest Period ending on this payment Date.                                 4.0900%

D.    Amortization Periods

      1.    Class A Controlled Accumulation period has not commenced.


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      2.    Class B Controlled Accumulation period has not commenced.

      3.    Class C Controlled Accumulation period has not commenced.

      4.    Class D Controlled Accumulation period has not commenced.

      5.    Rapid Amortization Period has not commenced.

E.    Pay Out Events

      (a)   Financed Premium Percentage for the related Monthly Period.                                 80.62%

      (b)   Financed Premium Percentage for the Monthly Period immediately
            preceding the related Monthly Period.                                                       80.89%

      (c)   Financed Premium Percentage for the Monthly Period next preceding
            the related Monthly Period.                                                                 81.00%

      (d)   Monthly Payment Rate for the related Monthly Period.                                        20.43%

      (e)   Monthly Payment Rate for the Monthly Period immediately preceding
            the related Monthly Period.                                                                 20.57%

      (f)   Monthly Payment Rate for the Monthly Period next preceding the
            related Monthly Period.                                                                     20.97%

      (g)   Annualized Monthly Excess Spread Amount for the related Monthly
            Period.                                                                                        236 bp's

      (h)   Annualized Monthly Excess Spread Amount for the Monthly Period
            immediately preceding the related Monthly Period.                                              N/A

      (i)   Annualized Monthly Excess Spread Amount for the Monthly Period next
            preceding the related Monthly Period.                                                          N/A

      To the knowledge of the undersigned, no Series 2005-1 Pay Out Event or Trust Pay Out Event has occurred.

F.    Supplemental Information:

      The five largest affiliated insurance carrier groups at month-end are:

                                                                                                    % of total
                                                                                              -----------------
      1.   American International Group Inc.                                                             29.8%
      2.   Zurich Financial Services Group                                                                5.5%
      3.   Lloyd's of London                                                                              5.0%
      4.   ACE INA Group                                                                                  3.3%
      5.   St. Paul Travelers Group                                                                       3.2%


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                                A. I. Credit Corp., AICCO I, AICCO II,
                                IP FUNDING, SERVICER

                                By: /s/ Jeffrey Lesnoy
                                    ----------------------------------------
                                    Jeffrey Lesnoy
                                    Senior Vice President and Controller


















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